THIS FILING PURSUANT TO RULE 14a-12 IS IDENTICAL TO A FILING MADE ON JUNE 28, 2005 AND IS BEING MADE ONLY TO CORRECTLY IDENTIFY MANAGEMENT AS THE SOLICITING PARTY.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

AUGUST TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer Identification No.)

4900 West 78th Street

Bloomington, Minnesota 55545

(Address of Principal Executive Offices)  (Zip Code)

(952) 820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On June 28, 2005, August Technology Corporation issued press releases announcing (i) the termination of the January 21, 2005 merger agreement with Nanometrics Incorporated and (ii) a definitive merger agreement with Rudolph Technologies, Inc.  Copies of the press releases are set forth in Exhibits 99.1 and 99.2, respectively, and attached hereto and incorporated in this Current Report as if fully set forth herein.

On June 28, 2005, August Technology made a presentation to its employees to announce its agreement to merge with Rudolph Technologies, Inc.  A copy of the powerpoint presentation is set forth in Exhibit 99.3 and is attached hereto and incorporated in this Current Report as if fully set forth herein.

On June 28, 2005, August Technology made a presentation to brokers and institutional investors using the powerpoint presentation set forth in Exhibit 99.4, which is attached hereto and incorporated in this Current Report as if fully set forth herein.  August Technology plans to use the same powerpoint presentation with other groups of investors or brokers in the future.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

99.1                           Press release dated June 28, 2005 issued by August Technology Corporation regarding termination of merger agreement

99.2                           Press release dated June 28, 2005 issued jointly by August Technology Corporation and Rudolph Technologies, Inc. regarding a proposed merger

99.3                           Powerpoint presentation to employees on June 28, 2005

99.4                           Powerpoint presentation to brokers and institutional investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2005

AUGUST TECHNOLOGY CORPORATION

	By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 28, 2005	000-30637

EXHIBIT NO.	ITEM

99.1	Press release dated June 28, 2005 issued by August Technology Corporation regarding termination of merger agreement
99.2	Press release dated June 28, 2005 issued jointly by August Technology Corporation and Rudolph Technologies, Inc. regarding a proposed merger
99.3	Powerpoint presentation to employees on June 28, 2005
99.4	Powerpoint presentation to brokers and instutional investors